Vanguard Balanced Index Fund

Summary Prospectus

April 26, 2016

Investor Shares for Participants

Vanguard Balanced Index Fund Investor Shares (VBINX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2016, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-523-1188 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.22%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of two benchmark indexes. The Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximates the full indexes in terms of key characteristics.

With approximately 60% of its assets, the Fund seeks to track the investment performance of the CRSP US Total Market Index, which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The Fund samples the Index by holding a broadly diversified collection of stocks that, in the aggregate, approximates the full Index.

With approximately 40% of its assets, the Fund seeks to track the investment performance of the Barclays U.S. Aggregate Float Adjusted Index, which represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. At least 80% of the bond portion of the Fund is invested in bonds held in the Barclays U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of the Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

Principal Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, the Fund’s target stock index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• With approximately 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks, including interest rate risk, which is the chance that bond prices will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

• The Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of relevant market indexes and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Balanced Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.26% (quarter ended September 30, 2009), and the lowest return for a quarter was –12.54% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Balanced Index Fund Investor Shares	0.37%	8.55%	6.50%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI US Broad Market Index	0.57%	12.25%	7.55%
Spliced Total Stock Market Index	0.40	12.18	7.51
CRSP US Total Market Index	0.40	—	—
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Balanced Composite Index	0.76	8.92	6.73

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

William A. Coleman, Portfolio Manager at Vanguard. He has co-managed the stock portion of the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the stock portion of the Fund since 2016.

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the bond portion of the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the bond portion of the Fund since 2015.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Balanced Index Fund Investor Shares—Fund Number 02

CFA® is a registered trademark owned by CFA Institute.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Vanguard Balanced Index Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Balanced Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Balanced Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Balanced Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Balanced Index Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Balanced Index Fund or any owners or purchasers of the Vanguard Balanced Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Balanced Index Fund or the owners of Vanguard Balanced Index Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Balanced Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Balanced Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BALANCED INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2015, Barclays. All rights reserved.

©2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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